Exhibit 10.1

EXECUTION VERSION

LENDER CERTIFICATE

June 5, 2009

To:          WELLS FARGO BANK, N.A.,
as Administrative Agent

The Borrower, the Guarantors, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of May 25, 2006 (as the same has been and may hereafter be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Unless otherwise defined herein, capitalized terms used herein have the meaning specified in the Credit Agreement.

Please be advised that the undersigned has agreed (a) to become a Lender under the Credit Agreement effective June 5, 2009 (the “Effective Date”) with a Commitment of $25,000,000 and (b) that, from and after the Effective Date, it shall be deemed to be a Lender in all respects under the Credit Agreement and the other Loan Documents.

Very truly yours,

CALYON NEW YORK BRANCH

By:      /s/ Dennis Petito
Name: Dennis Petito
Title: Managing Director

By:      /s/ Tom Byargeon
Name: Tom Byargeon
Title: Managing Director

Accepted and Agreed:

WELLS FARGO BANK, N.A.,
as Administrative Agent

By:       /s/ Scott Hodges
Name:  Scott Hodges
Title:    Vice President

Accepted and Agreed:

CARRIZO OIL & GAS, INC.

By:      /s/ Paul F. Boling
Name: Paul F. Boling
Title:   Vice President and Chief Financial Officer